                                                                    Exhibit 23.2



                        CONSENT OF INDEPENDENT AUDITORS



The Board of Directors
NaviSite, Inc.:

We consent to use of our reports included in the NaviSite, Inc. Annual Report on Form 10-K for the fiscal year ended July 31, 2000, which is incorporated by reference herein.



/s/ KPMG LLP

Boston, Massachusetts
February 27, 2001